UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

TINGO, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-205835	83-0549737
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

43 West 23rd Street New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 847-0144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on June 2, 2022 (“Annual Meeting”), the stockholders of Tingo, Inc. (the “Company”) voted on three proposals which are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2022: (i) to elect ten director nominees, each for a term of one year (“Proposal 1”), (ii) to ratify the appointment of Gries & Associates, LLC as the Company’s independent accountants for the fiscal year ended December 31, 2022 (“Proposal 2”), and (iii) to approve on a non-binding advisory basis, the compensation paid to the Company’s named executive officers in 2021 (“Proposal 3”).

The number of votes present at the Annual Meeting represented in person or by proxy was 1,583,500,000, or 84.34% of the total voting power of all Class A and Class B common stock outstanding.

A voting report was produced by the Secretary of the Company serving as Inspector of Elections for the Annual Meeting, certifying the following results:

Proposal 1 (election of directors):

Board of Directors Nominees	For	Withheld
Adewale Adebayo	1,583,500,000	0
John J. Brown	1,583,500,000	0
Christophe Francois Charlier	1,583,500,000	0
Christopher Cleverly	1,583,500,000	0
Gurjinder Johal	1,583,500,000	0
Leslie Kasumba	1,583,500,000	0
Dozy Mmobuosi	1,583,500,000	0
Onyekachi Onubogu	1,583,500,000	0
Dakshesh Patel	1,583,500,000	0
Derrick Randall	1,583,500,000	0

There were no votes against or abstained with respect to any director nominee.

Proposal 2 (ratification of auditors for fiscal 2022):

For	Against	Abstained
1,583,500,000	0	0

Proposal 3 (non-binding approval of executive compensation in 2021):

For	Against	Abstained
1,583,500,000	0	0

Brokers did not have discretionary voting authority on any of the Proposals.

Item 8.01	Other Events.

On June 6, 2022, the Company issued a press release announcing the results of the Annual Meeting described in Item 5.07 above. The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued on June 6, 2022 by Tingo, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tingo, Inc.

Date: June 6, 2022	By:	/s/ Kenneth Denos
		Name:	Kenneth Denos
		Title:	Secretary

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